U.S. SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                          FORM 8-K/A 2


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):
                          January 27, 1999



                    NPS INTERNATIONAL CORPORATION
                    -----------------------------
        (Exact name of registrant as specified in its charter)



                              Delaware
                              --------
            (State or other jurisdiction of incorporation)



              000-13858                       86-0214815
              ---------                       ----------
         (Commission File No.)               (IRS Employer
                                           Identification No.)



             812 Proctor Ave.
             Ogdensburg, N.Y.                    13669
---------------------------------------         --------
(Address of principal executive offices)       (Zip code)



Registrant's telephone number, including area code:
(315) 393-3793

Item 4.  Changes in Registrant's Certifying Accountant.

     On January 27, 1999, Kerber, Eck & Braeckel LLP., the
Registrant's independent accountant for the Registrant's two most recent fiscal years, was terminated. The Registrant's financial statements for the last two years prepared by said firm contained a going concern opinion.

     Also on January 27, 1999, the Registrant engaged the accounting firm of Horton & Company, L.L.C., independent public accountants, to audit the Registrant's fiscal year ended December 31, 1998, as well as future financial statements, to replace the firm of Kerber, Eck & Braeckel LLP, which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     Through the date of termination of Kerber, Eck & Braechel LLP (January 27, 1999), there were no disagreements within the last two fiscal years and subsequent periods with Kerber, Eck & Braeckel LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of said firm would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kerber, Eck & Braeckel LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated January 27, 1999, is filed as Exhibit 16 to this report.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The audited financial statements of NPS Power Systems, Inc. for the fiscal year ended December 31, 1997, the unaudited financial statements for the 9 month interim period ended September 30, 1998 and the pro forma financial statements of the consolidated entities dated September 30, 1998 are incorporated by reference to the Company's Form 8-K/A 1 filed February 3, 1999.

Item 7(c).  Exhibits.

     Number          Exhibit
     ------          -------

     16.0            Letter of Resignation of Registrant's
                     independent certified accountant, Kerber, Eck
                     & Braeckel, LLP

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NPS INTERNATIONAL CORPORATION



                         By:/s/ Michael Wexler
                            -------------------------------------
                            Michael Wexler, President

Dated:  April 5, 1999

                  NPS INTERNATIONAL CORPORATION
             ______________________________________

                  EXHIBIT 16.0 TO FORM 8-K/A 2

             ______________________________________

                     LETTER OF RESIGNATION

    OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

             ______________________________________

Kerber, Eck & Braeckel LLP
Certified Public Accountants

200 North Broadway
St. Louis, Missouri  63102-2747
314-231-6232 Fax 314-231-0079
--------------
St. Louis, Missouri
Belleview, Illinois
Cape Girardeau, Missouri
Carbondale, Illinois
Milwaukee, Wisconsin
Springfield, Illinois

                           January 27, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  NPS International Corporation
     File Ref. No. 000-13858

     We were previously the principal accountant for NPS International Corporation (formerly National Industrial Security Corporation) and, under the date of January 30, 1998, we reported on the consolidated financial statements of National Industrial Security Corporation and subsidiaries as of and for the years ended December 31, 1997 and 1996. On January 27, 1999, our appointment as principal accountant was terminated. We have read NPS International Corporation's statements included under Item 4 of its Form 8-K/A 2 dated January 27, 1999 and we agree with such statements.

                                   Very truly yours,

                                   s/Kerber, Eck & Braeckel LLP

CSE/chf